UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, DC 20549

FORM 8-K

CURRENT REPORT PURSUANT

TO SECTION 13 OR 15(D) OF THE

SECURITIES EXCHANGE ACT OF 1934

Date of report (Date of earliest event reported)       February 1, 2008

BUFFETS HOLDINGS, INC.
(Exact name of registrant as specified in its charter)
DELAWARE
(State or other jurisdiction of incorporation)
333-116897	22-3754018
(Commission File Number)	(I.R.S. Employer Identification No.)

1460 BUFFET WAY EAGAN, MINNESOTA	55121
(Address of principal executive offices)	(Zip Code)

(651) 994-8608
(Registrant’s Telephone Number, Including Area Code)

NOT APPLICABLE
(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐    Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐    Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

ITEM 5.02.	DEPARTURE OF DIRECTORS OR CERTAIN OFFICERS; ELECTION OF DIRECTORS; APPOINTMENT OF CERTAIN OFFICERS; COMPENSATORY ARRANGEMENTS OF CERTAIN OFFICERS.

On February 1, 2007, Mr. Mario Lee was removed from his positions as Divisional President of the Old Country Buffet and HomeTown Buffet restaurant brands and Executive Vice President of Operations of the Company. Mr. Lee will serve as a Regional Vice President of the Company, effective immediately.

In connection with Mr. Lee’s reassignment, Mr. Lee’s compensation was modified. Mr. Lee will now earn an annual base salary of $192,500 and will participate in the Company’s bonus plan applicable to Regional Vice Presidents rather than the Company’s Enterprise Equity Value Growth Bonus Plan, which is only available to corporate vice presidents.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report on Form 8-K to be signed on its behalf by the undersigned, thereunto duly authorized.

Dated:  February 7, 2008

BUFFETS HOLDINGS, INC.
By:	/s/ Keith Wall
Name: Keith Wall Title: Chief Financial Officer